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                                                                    EXHIBIT 23.1








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Kaydon Corporation:


     As independent public accountants, we hereby consent to the incorporation of our report dated May 22, 1998, included in this Form 11-K, into the Company's previously filed S-8 Registration Statement Numbers 2-89399 and 33-61646.





ARTHUR ANDERSEN LLP
Grand Rapids, Michigan,
June 26, 1998.




























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